Securities and Exchange Commission
                         Washington, DC  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): July 22, 2004



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                               43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                               (816) 765-2200
           (Registrant's telephone number, including area code)

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Item 5. Other Events

The Registrant's press release dated July 22, 2004, announcing a cash dividend of $0.20 per share payable on August 27, 2004, to shareholder's of record as of August 6, 2004, is attached hereto as
Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 - Press Release dated July 22, 2004.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

July 22, 2004                         By:   /s/ Rhonda Nyhus
                                            Rhonda Nyhus
                                            Vice President and Treasurer


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